SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2017

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          On November 29, 2017, the Board of Directors of PAR Technology Corporation (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, appointed Douglas G. Rauch and Dr. James C. Stoffel to serve on the Board of Directors of the Company.  Each newly-appointed director will serve for a term expiring at the 2018 annual meeting of stockholders and until his successor is duly elected and qualified. Both of Mr. Rauch and Mr. Stoffel will serve on the Company’s Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee.  Mr. Rauch has been appointed Chair of the Nominating and Corporate Governance Committee.  Dr. Stoffel has been appointed Chair of the Compensation Committee.  Messrs. Rauch and Stoffel will be eligible to receive compensation for their board and committee service consistent with that provided to all non-employee directors as generally described in the Company’s proxy statement for the 2017 annual meeting of stockholders; however, at this time, Messrs. Rauch and Stoffel have not been granted equity awards.

There were no arrangements or understandings between Messrs. Rauch or Stoffel and any other person with respect to their appointments to the Board of Directors.  There have been no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant and in which Messrs. Rauch or Stoffel, or any member of their immediate families, had, or will have, a direct or indirect material interest.

Messrs. Rauch and Stoffel fill the vacancies created by the previously reported resignations of Paul Eurek and Todd E. Tyler, which resignations were effective as of November 29, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	PAR Technology Corporation Press Release dated December 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: December 5, 2017	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial Officer (Principal Financial and Accounting Officer)